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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 30, 2001



                       FIRST FORTIS LIFE INSURANCE COMPANY
               (Exact Name of Registrant as Specified in Charter)



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           NEW YORK                          33-71690                             13-2699219
 (State or Other Jurisdiction        (Commission File Number)         (IRS Employer Identification No.)
       of Incorporation)
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                               308 MALTBIE STREET
                                    SUITE 200
                            SYRACUSE, NEW YORK 13204
                    (Address of Principal Executive Offices)

                                 (315) 451-0066
              (Registrant's telephone number, including area code)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On November 30, 2001, First Fortis Life Insurance Company ("FFLIC") acquired 100% of the issued and outstanding common stock of Bankers American Life Assurance Company ("BALAC") from American Bankers Insurance Group, Inc. ("ABIG") for a total purchase price of $32,115,110. FFLIC paid the purchase price in cash using internally generated working capital. A copy of the Stock Purchase Agreement, dated June 29, 2001, by and between FFLIC and ABIG, is attached as Exhibit 2.1.

         Also on November 30, 2001, and immediately following the stock purchase described above, BALAC merged with and into FFLIC, with FFLIC as the surviving corporation (the "Merger"). No consideration was exchanged in the Merger. A copy of the Agreement and Plan of Merger, dated June 29, 2001, by and among FFLIC, BALAC, ABIG, Fortis, Inc., and the Voting Trustees of each of FFLIC and BALAC, and the First Amendment to Agreement and Plan of Merger effective October 30, 2001, are attached as Exhibits 2.2 and 2.3, respectively.

         Both ABIG and FFLIC are wholly owned subsidiaries of Fortis, Inc., a Nevada corporation that serves as a holding company for insurance and related businesses in the U.S. FFLIC is, and BALAC was immediately prior to the Merger, a New York life insurance company engaged in life and other lines of insurance business in the State of New York. Fortis, Inc. determined that it was advisable to combine the assets and operations of FFLIC and BALAC, so that it would have only one New York-domiciled life insurance company. BALAC's assets, liabilities and obligations, which have been transferred to FFLIC by operation of law as a result of the Merger, consist primarily of outstanding insurance policies written in the State of New York, and the related reserve assets, liabilities and obligations.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) The financial information required by Item 7(a) will be filed with the Commission as an amendment to this report under cover of Form 8-K/A on or before February 13, 2002.


                  (b) The pro forma financial information required by Item 7(b) will be filed with the Commission as an amendment to this report under cover of Form 8-K/A on or before February 13, 2002.


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                  (c)      Exhibits:


             EXHIBIT NO.           DESCRIPTION


                 2.1 Stock Purchase Agreement by and between First Fortis Life Insurance Company and American Bankers Insurance Group, Inc., dated as of June 29, 2001.

                 2.2 Agreement and Plan of Merger by and among First Fortis Life Insurance Company, the Voting Trustees under that certain Voting Trust Agreement dated June 1, 1999, Fortis, Inc., Bankers American Life Assurance Company, the Voting Trustees under that certain Voting Trust Agreement dated August 20, 1999, and American Bankers Insurance Group, Inc., dated as of June 29, 2001.

                 2.3 First Amendment to Agreement and Plan of Merger effective as of October 30, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST FORTIS LIFE INSURANCE COMPANY
                                       (Registrant)


Date:  December __, 2001               By:
                                          --------------------------------------
                                       Name:
                                       Title: